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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 26, 2002

                         Commission File Number 1-12202

                         NORTHERN BORDER PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                DELAWARE                                        93-1120873
     (State or other jurisdiction                            (I.R.S. Employer
           of incorporation)                                Identification No.)


        1111 SOUTH 103RD STREET                                    68124
            OMAHA, NEBRASKA                                     (Zip Code)
        (Address of principal
          executive offices)


                         TELEPHONE NUMBER (877) 208-7318
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

PUBLIC OFFERING OF COMMON UNITS

         Northern Border Partners, L.P. (the "Partnership") entered into an Underwriting Agreement dated June 26, 2002 among the Partnership, Northern Border Intermediate Limited Partnership, UBS Warburg LLC and Salomon Smith Barney Inc. (the "Underwriting Agreement"), with respect to the issue and sale by the Partnership of 2,000,000 common units representing limited partner interests in the Partnership in an underwritten public offering (the "Offering"). The Partnership has granted the underwriter an option to purchase up to 300,000 additional common units to cover any over-allotments. The Offering of such common units is made under the Partnership's shelf registration statement on Form S-3 (Registration No. 333-72323) (the "Registration Statement"), as supplemented by the Prospectus Supplement dated June 26, 2002 filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. The Underwriting Agreement and the opinions of Andrews & Kurth Mayor, Day, Caldwell & Keeton L.L.P. attached as exhibits hereto relate to the Offering and are being filed as exhibits hereto in lieu of filing them as exhibits to the Registration Statement by means of a post-effective amendment thereto. Instead, upon filing, this Current Report on Form 8-K is incorporated by reference into the Registration Statement.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

         Exhibit No. and Description of Exhibit

         1.1 -- Underwriting Agreement dated June 26, 2002 among Northern Border Partners, L.P., Northern Border Intermediate Limited Partnership,
         UBS Warburg LLC and Salomon Smith Barney Inc.

         5.1 -- Opinion of Andrews & Kurth Mayor, Day, Caldwell & Keeton L.L.P. regarding the validity of the securities issued.

         8.1 -- Opinion of Andrews & Kurth Mayor, Day, Caldwell & Keeton L.L.P. relating to certain tax matters.

         10.1 -- Credit Agreement among Northern Border Pipeline Company, Bank One, NA, as Administrative Agent, CitiBank, N.A., as Syndication Agent, Bank Of Montreal, SunTrust Bank, Wachovia Bank, National Association as Documentation Agents, Banc One Capital Markets, Inc., as Sole Lead Arranger and Sole Book Manager, and Lenders (as defined therein) dated as of May 16, 2002.

         23.1 -- Consent of Andrews & Kurth Mayor, Day, Caldwell & Keeton L.L.P. (included in Exhibits 5.1 and 8.1).






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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NORTHERN BORDER PARTNERS, L.P.


                                            By: /s/ Jerry L. Peters
                                                --------------------------------
                                                    Jerry L. Peters
                                                    Chief Financial and
                                                    Accounting Officer


Dated:  June 26, 2002















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                                  EXHIBIT INDEX


1.1 -- Underwriting Agreement dated June 26, 2002 among Northern Border Partners, L.P., Northern Border Intermediate Limited Partnership, UBS Warburg LLC and Salomon Smith Barney Inc.

5.1 -- Opinion of Andrews & Kurth Mayor, Day, Caldwell & Keeton L.L.P. regarding the validity of the securities issued.

8.1 -- Opinion of Andrews & Kurth Mayor, Day, Caldwell & Keeton L.L.P. relating to certain tax matters.

10.1 -- Credit Agreement among Northern Border Pipeline Company, Bank One, NA, as Administrative Agent, CitiBank, N.A., as Syndication Agent, Bank Of Montreal, SunTrust Bank, Wachovia Bank, National Association as Documentation Agents, Banc One Capital Markets, Inc., as Sole Lead Arranger and Sole Book Manager, and Lenders (as defined therein) dated as of May 16, 2002.

23.1 -- Consent of Andrews & Kurth Mayor, Day, Caldwell & Keeton L.L.P. (included in Exhibits 5.1 and 8.1).


















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